                                                                   EXHIBIT 10.55

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of June 21, 2001, (this "Agreement") is made by and between STEMCELLS, INC., a Delaware corporation (the "Company"), and the entity named on the signature page hereto (the "Initial Investor" or "Holder").

                              W I T N E S S E T H:

         WHEREAS, the Initial Investor and the Company are parties to that certain subscription agreement ("Prior Subscription Agreement") dated as of July 31, 2000, pursuant to which the Company, among other things, issued shares of the Company's Common Stock to the Buyer and granted the Buyer the option ("Option") to purchase additional shares of Common Stock pursuant to Section 5 of the Prior Subscription Agreement; and

         WHEREAS, in connection with the Initial Investor's exercise of such Option on June 8, 2001, the Initial Investor and the Company entered into a Subscription Agreement, dated as of June 21, 2001 (the "Subscription Agreement"), pursuant to which the Company has agreed, upon the terms and subject to the conditions of the Subscription Agreement, to issue and sell to the Initial Investor shares (the "Common Shares") of Common Stock, $.01 par value (the "Common Stock"), of the Company, and to issue a Callable Warrant (the "Callable Warrant") and a Common Stock Purchase Warrant, Class A (the "Class A Warrant") (collectively, the "Warrants") to purchase shares (the "Warrant Shares") of Common Stock; and

         WHEREAS, to induce the Initial Investor to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws with respect to the Common Shares and the Warrant Shares;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:

1.       DEFINITIONS.

                  (a) As used in this Agreement, the following terms shall have the following meanings:

                  "Investor" or "Investors" means the Initial Investor and any transferee or assignee who agrees to become bound by the provisions of this Agreement, or a similar agreement relating to Common Shares, Callable Warrants, Class A Warrants or Warrant Shares, in accordance with Section 9 hereof.

                  "Majority Holders" means those Investors who hold a majority in interest of the Registrable Securities.

                  "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  "Permitted Transferee" means any person (1) who is an "accredited investor" as defined in Regulation D under the 1933 Act, and (2) who, immediately following the assignment of rights under this Agreement holds
(x) at least 50,000 shares of Common Stock or (y) Warrants which at the time of such transfer are exercisable for at least 50,000 shares of Common Stock, or any combination thereof (the 50,000 share amounts referred to in this definition being subject to equitable adjustment from time to time on terms reasonably acceptable to the Majority Holders for (i) stock splits, (ii) stock dividends,
(iii) combinations, (iv) capital reorganizations, (v) issuance to all holders of Common Stock of rights or warrants to purchase shares of Common Stock and (vi) similar events relating to the Common Stock, in each such case which occur on or after the Closing Date).

                  "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

                  "Registrable Securities" means the Common Shares and the Warrant Shares, whether held by the Initial Investor or any other Investor. As to any particular securities, such securities shall cease to be Registrable Securities when they have been sold pursuant to an effective registration statement or in compliance with Rule 144 or are eligible to be sold pursuant to subsection (k) of Rule 144.

                  "Registration Period" means the period from the Closing Date to the earlier of (i) the date which is five years after the SEC Effective Date,
(ii) the date on which each Investor may sell all of its Registrable Securities without registration under the 1933 Act pursuant to subsection (k) of Rule 144, without restriction on the manner of sale or the volume of securities which may be sold in any period and without the requirement for the giving of any notice to, or the making of any filing with, the SEC and (iii) the date on which the Investors no longer beneficially own any Registrable Securities.

                  "Registration Statement" means a registration statement of the Company under the 1933 Act, including any amendment thereto, required to be filed by the Company pursuant to this Agreement.

                  "Rule 144" means Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit a holder of any securities to sell securities of the Company to the public without registration under the 1933 Act.

                  "SEC" means the United States Securities and Exchange Commission.

                  "SEC Effective Date" means the date the Registration Statement is declared effective by the SEC.

                  "SEC Filing Date" means the date the Registration Statement is first filed with the SEC pursuant to Section 2(a).

                  (b) Capitalized terms defined in the introductory paragraph or the recitals to this Agreement shall have the respective meanings therein provided. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement.

         2. REGISTRATION.

                  (a) Mandatory Registration. (1) The Company shall prepare and, on or prior to the date which is 45 days after the Closing Date, file with the SEC a Registration Statement on Form S-1 (or Form S-3, if the Company is eligible to use such form), which, on the date of filing with the SEC, covers the resale by the Initial Investor of a number of shares of Common Stock at least equal to the greater of (A) 900,000 shares of Common Stock or (B) the sum of (x) the number of Common Shares PLUS (y) the number of Warrant Shares issuable upon the exercise in full of the Callable Warrant PLUS (z) the number of Warrant Shares equal to 175% of the number of shares of Common Stock issuable upon the exercise of the Class A Warrant, determined as if the First Adjustment Date (as defined in the Class A Warrant) occurred on the Closing Date and the Class A Warrant was otherwise exercised in full for cash in accordance with the terms thereof on the Trading Day prior to the SEC Filing Date (in each case determined without regard to the limitations on beneficial ownership contained in the Warrants). If at any time the number of shares of Common Stock included in the Registration Statement required to be filed as provided in the first sentence of this Section 2(a) shall be insufficient to cover all of the number of Warrant Shares issuable upon exercise of the unexercised portion of the Warrants, then promptly, but in no event later than 30 days after such insufficiency shall occur (or, if later, 30 days after the date upon which the Company first becomes eligible to file a Registration Statement therefor if such ineligibility resulted from the indeterminate number of shares of Common Stock), the Company shall file with the SEC an additional Registration Statement on Form S-1 (or Form S-3, if the Company is eligible to use such form) (which shall not constitute a post-effective amendment to the Registration Statement filed pursuant to the first sentence of this Section 2(a)), covering such number of shares of Common Stock as shall be sufficient to permit such exercise. The Company shall use its best efforts to have such additional Registration Statement declared effective as soon as possible thereafter, and in any event by the 90th day following notice that such Registration Statement is required. For all purposes of this Agreement such additional Registration Statement shall be deemed to be the Registration Statement required to be filed by the Company pursuant to Section 2(a) of this Agreement, and the Company and the Investors shall have the same rights and obligations with respect to such additional Registration Statement as they shall have with respect to the initial Registration Statement required to be filed by the Company pursuant to this
Section 2(a). Without the written consent of the Majority Holders, the Registration Statement shall not include securities to be sold for the account of any selling security holder other than the Investors and the holders of the registration rights described in Schedule 11(a).

                  (2) Prior to the SEC Effective Date or during any time subsequent to the SEC Effective Date when the Registration Statement for any reason is not available for use by any Investor for the resale of any Registrable Securities hereunder, the Company shall not file any other registration statement or any amendment thereto with the SEC under the 1933 Act or request the acceleration of the effectiveness of any other registration statement previously filed with the SEC, other than any registration statement registering securities issued (v) to holders of registration rights described in Schedule 11(a), (w) pursuant to compensation plans for employees, directors, officers, advisers or consultants of the Company and in accordance with the terms of such plans, (x) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding as of the date of this Agreement and disclosed in the SEC Reports or the Subscription Agreement, (y) pursuant to a public offering underwritten on a firm commitment basis registered under the 1933 Act or (z) as part of a transaction involving a strategic alliance, acquisition of stock or assets, merger, collaboration, joint venture, partnership or other similar arrangement of the Company with another corporation, partnership or other business entity
(A) which is engaged in a business similar, complementary or related to the business of the Company or (B) pursuant to which the Company issues securities with the primary purpose to directly or indirectly acquire, license or otherwise become entitled to use technology relevant to or useful in the Company's business, so long as in each case of this clause (z) the Board of Directors of the Company by resolution duly adopted (and a copy of which shall be furnished to the Investor promptly after adoption) duly approves such transaction in accordance with its duties under applicable law (each of the forgoing transactions a "Board Approved Transaction").

                  (b) Certain Offerings. If any offering pursuant to a Registration Statement pursuant to Section 2(d) hereof involves an underwritten offering, Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering shall have the right to select one legal counsel. The Investors who hold the Registrable Securities to be included in such underwriting shall pay all underwriting discounts and commissions and other fees and expenses of any investment banker or bankers and manager or managers (other than fees and expenses relating to registration of Registrable Securities under federal or state securities laws, which are payable by the Company pursuant to Section 5 hereof) with respect to their Registrable Securities and the fees and expenses of such legal counsel so selected by the Investors.

                  (c) Certain Payments. If: (1) the initial Registration Statement is not filed on or prior to the 45th day following the Closing Date (if the Company files such Registration Statement without affording the Holder the opportunity to review and comment on the same as required by Section 3(h) hereof, the Company shall not be deemed to have satisfied this clause (1)), or
(2) the initial Registration Statement filed hereunder is not declared effective by the Commission on or prior to the 90th day following the Closing Date (the "Effectiveness Required Date"), or (3) after a Registration Statement is filed with and declared effective by the SEC, such Registration Statement ceases to be effective as to a material portion of the Registrable Securities at any time prior to the expiration of the Registration Period without being succeeded within ten business days by an amendment to such Registration Statement or by a subsequent Registration Statement filed with and declared effective by the SEC, or (4) the Common Stock shall be delisted or suspended from trading on the Nasdaq National Market or on any exchange or other principal market for the Common Stock for more than three (3) business days (which need not be consecutive days), or (5) the exercise rights of the Holders pursuant to the Warrants are suspended for any reason, or (6) an amendment to a Registration Statement is not filed by the Company with the SEC within ten business days of the SEC's notifying the Company that such amendment is required in order for such Registration Statement to be declared effective (any such failure or breach being referred to as an "Event," and for purposes of clauses (1), (2) and (5) the date on which such Event occurs, for purposes of clauses (3) and (6) the date upon which such 10 day period is exceeded, or for purposes of clause (4) the date on which such three business day period is exceeded, being referred to as "Event Date"), then, on the Event Date and each monthly anniversary thereof until the applicable Event is cured, the Company shall pay to each Holder 1.5% of the purchase price paid by such Holder pursuant to the Purchase Agreement, in cash, ("Delay Payments"). If the Company fails to pay any Delay Payments pursuant to this Section in full within seven (7) days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such Delay Payments are due until such amounts, plus all such interest thereon, are paid in full. The Delay Payments pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event. The Delay Payments shall not preclude the Holder from seeking appropriate additional damages and remedies for any such Events.

                  (d) Piggy-Back Registrations. If at any time the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, other than a registration statement registering securities issued (1) pursuant to compensation plans for employees, directors, officers, advisers or consultants of the Company and in accordance with the terms of such plans or (2) as part of a Board Approved Transaction, the Company shall send to each Investor who is entitled to registration rights under this Agreement written notice of such determination and, if within five (5) business days after receipt of such notice, an Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities the Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Investor has requested inclusion hereunder. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of securities in such Registration Statement; and provided further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement, based on the number of securities for which registration is requested except to the extent such pro rata exclusion of such other securities is prohibited under any written agreement entered into by the Company with the holder of such other securities prior to the date of this Agreement, in which case such other securities shall be excluded, if at all, in accordance with the terms of such agreement. No right to registration of Registrable Securities under this Section 2(d) shall be construed to limit any registration required under Section 2(a) hereof. The obligations of the Company under this Section 2(d) may be waived as to all Investors by the Majority Holders and as to a particular Investor by such Investor and shall expire after the Company has afforded the opportunity for the Investor(s) to exercise registration rights under this Section 2(d) for two registrations; provided, however, that any Investor who shall have had any Registrable Securities excluded from any Registration

Statement in accordance with this Section 2(d) shall be entitled to include in an additional Registration Statement filed by the Company the Registrable Securities so excluded. Notwithstanding any other provision of this Agreement, if the Registration Statement required to be filed pursuant to Section 2(a) of this Agreement shall have been ordered effective by the SEC and the Company shall have maintained the effectiveness of such Registration Statement as required by this Agreement and if the Company shall otherwise have complied in all material respects with its obligations under this Agreement, then the Company shall not be obligated to register any Registrable Securities on such Registration Statement referred to in this Section 2(d).

                  (e) Eligibility for Form S-3. The Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to obtain and/or maintain eligibility for the use of Form S-3.

         3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall:

                  (a) prepare promptly, and file with the SEC not later than 45 days after the Closing Date, a Registration Statement with respect to the number of Registrable Securities provided in Section 2(a), and thereafter to use its best efforts to cause each Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing but in any event on or prior to the Effectiveness Required Date, and keep the Registration Statement effective pursuant to Rule 415 at all times during the Registration Period; submit to the SEC, within three Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of the Registration Statement to a time and date not later than 48 hours after the submission of such request; notify the Investors of the effectiveness of the Registration Statement on the date the Registration Statement is declared effective; and the Company represents and warrants to, and covenants and agrees with, the Investors that the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), at the time it is first filed with the SEC, at the time it is ordered effective by the SEC and at all times during which it is required to be effective hereunder other than any period after which the Company notifies the Investors pursuant to Section 3(f) until the time when the Investors may again sell Registrable Securities pursuant to the Registration Statement (and each such amendment and supplement at the time it is filed with the SEC and at all times during which it is available for use in connection with the offer and sale of the Registrable Securities) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                  (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

                  (c) furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel, (1) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the SEC relating to such Registration Statement, and (2) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor; notwithstanding the foregoing, prior to such disclosure and review, the Company shall notify the Holders if any portion of such documents contains material non-public information, in which case the Holders may decline to review such documents or portions thereof (the "Right to Decline Review");

                  (d) use commercially reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such securities or blue sky laws of such jurisdictions as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times until the end of the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto (I) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (II) to subject itself to general taxation in any such jurisdiction, (III) to file a general consent to service of process in any such jurisdiction, (IV) to provide any undertakings that cause more than nominal expense or burden to the Company or (V) to make any change in its Certificate of Incorporation or by-laws, which in each case the Board of Directors of the Company determines in good faith to be contrary to the best interests of the Company and its stockholders;

                  (e) in the event that the Registrable Securities are being offered in an underwritten offering pursuant to Section 2(d), enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering;

                  (f) as promptly as practicable after becoming aware of such event or circumstance, notify each Investor of any event or circumstance of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its commercially reasonable efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, file such supplement or amendment with the SEC at such time as shall permit the Investors to sell Registrable Securities pursuant to the Registration Statement as promptly as practicable, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

                  (g) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

                  (h) not less than five Business Days prior to the filing of the Registration Statement or any related prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to the Holders and their counsel copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders and their counsel (subject to the Right to Decline Review), and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to such to conduct a reasonable investigation within the meaning of the 1933 Act. The Company shall not file the Registration Statement or any such prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities and their counsel shall reasonably object in good faith.

                  (i) make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement;

                  (j) [Omitted];

                  (k) make available for inspection by any Investor, and any attorney, accountant or other agent retained by any such Investor (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable each Investor to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(k). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's own expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning an Investor provided to the Company pursuant to Section 4(e) hereof unless (i) disclosure of such information is necessary to comply with federal or state securities laws or applicable rules and regulations of Nasdaq or other market or exchange, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this or, to the knowledge of the Company, any other agreement. Each party agrees that it shall, upon learning that disclosure of such information concerning another party is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such other party and allow such other party, at such other party's own expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

                  (l) use its commercially reasonable efforts (i) to cause all the Registrable Securities covered by the Registration Statement to be listed on the Nasdaq National Market or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded or (ii) if securities of the same class or series as the Registrable Securities are not then listed on the Nasdaq National Market or any such other securities market, to cause all of the Registrable Securities covered by the Registration Statement to be listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq SmallCap Market;

                  (m) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

                  (n) cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request; and, within three Business Days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an instruction substantially in the form attached hereto as EXHIBIT 1 and shall cause legal counsel selected by the Company to deliver to the Investors an opinion of such counsel in the form attached hereto as EXHIBIT 2 (with a copy to the Company's transfer agent);

                  (o) during the period the Company is required to maintain effectiveness of the Registration Statement pursuant to Section 3(a), the Company shall not bid for or purchase any Common Stock or any right to purchase Common Stock or attempt to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Investors to sell Registrable Securities by reason of the limitations set forth in Regulation M under the 1934 Act; and

                  (p) take all other reasonable actions requested by the Majority Holders necessary to expedite and facilitate disposition by the Investors of the Registrable Securities pursuant to the Registration Statement.

         4. OBLIGATIONS OF THE INVESTORS. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                  (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities.

                  (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

                  (c) In the event Investors holding a majority in interest of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

                  (d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice;

                  (e) No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting and legal expenses of the underwriters applicable with respect to its Registrable Securities, in each case to the extent not payable by the Company pursuant to the terms of this Agreement; and

                  (f) Each Investor agrees to take all reasonable actions necessary to comply with the prospectus delivery requirements of the 1933 Act applicable to its sales of Registrable Securities and to assist the Company in carrying out its obligations hereunder.

         5. EXPENSES OF REGISTRATION. All reasonable expenses (other than underwriting discounts and commissions and other fees and expenses of investment bankers engaged by Investors and other than brokerage commissions), incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company and one legal counsel for the Investors (in addition to the payment of the Initial Investor's expenses to the extent provided in the Subscription Agreement), shall be borne by the Company.

         6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act, any underwriter (as defined in the 1933 Act) for the Investors, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements or omissions in or violations with respect to the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation under the 1933 Act, the 1934 Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Investors and the other Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (I) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, the prospectus or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; (II) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c) hereof; and (III) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                  (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or any post-effective amendment thereof, or any prospectus included therein; and such Investor will reimburse any legal or other expenses reasonably incurred by any Indemnified Party, promptly as such expenses are incurred and are due and payable, in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim as does not exceed the amount of the proceeds to such Investor from the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this

Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                  (c) The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information so furnished in writing by such persons expressly for inclusion in the Registration Statement.

                  (d) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel selected by the indemnifying party but reasonably acceptable to the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited in amount to the amount by which the net amount of proceeds received by such seller from the sale of such Registrable Securities exceeds the purchase price paid by such seller for such Registrable Securities.

         8. REPORTS UNDER 1934 ACT. With a view to making available to the Investors the benefits of Rule 144, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

                  (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the 1934 Act or describing any failure to so comply, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

         9. ASSIGNMENT OF THE REGISTRATION RIGHTS. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any Permitted Transferee only if: (a) the Investor agrees in writing with such Permitted Transferee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) except as otherwise provided in the Subscription Agreement, the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such Permitted Transferee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by such Permitted Transferee is restricted under the 1933 Act and applicable state securities laws, and (d) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence (or such later time within ten Business Days after the Company approves a Proposed Transferee pursuant to the Subscription Agreement) such Permitted Transferee agrees in writing with the Company to be bound by all of the provisions contained herein and in the Subscription Agreement. In connection with any such transfer the Company shall, at the cost and expense of the Permitted Transferee, promptly after such assignment take such actions as shall be reasonably acceptable to the Initial Investor and such Permitted Transferee to assure that the Registration Statement and related prospectus are available for use by such Permitted Transferee for sales of the Registrable Securities in respect of which the rights to registration have been so assigned; provided, however, that the Company shall not be required to breach any other obligation hereunder in taking such actions. In connection with any such assignment, each Investor shall have the right to assign to such Permitted Transferee such Investor's rights under the Subscription Agreement by notice of such assignment to the Company. Following such notice of assignment of rights under the Subscription Agreement, the Company shall be obligated to such Permitted Transferee to perform all of its covenants under the Subscription Agreement as if such Permitted Transferee were the Buyer under the Subscription Agreement.

                  10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended only with the written consent of the Majority Holders and the Company and, subject to the penultimate sentence of Section 2(d), the observance by the Company of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Majority Holders. Any amendment or waiver effected in accordance with this
Section 10 shall be binding upon each Investor and the Company.

         11. MISCELLANEOUS.

                  (a) Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specified in Schedule 11(a) hereto, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person.

                  (b) Except as and to the extent specified in Schedule 11(a) hereto and except with the written consent of the Majority Holders, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to be so included to any of its security holders.

                  (c) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  (d) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission (with answer back confirmation) or other means) (i) if to the Company, at 3155 Porter Drive, Palo Alto, California 94304, Attention: Chief Executive Officer, facsimile number (650) 475-3101 with a copy to Ropes & Gray, One International Place, Boston, Massachusetts, 02110, Attention: Geoffrey B. Davis, Esq., (facsimile number (617) 951-7050), (ii) if to the Initial Investor, at 666 Fifth Avenue, New York, New York 10103, facsimile number (212) 841-6302, and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective upon receipt.

                  (e) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (f) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. Each party hereby consents to the exclusive jurisdiction and venue of the federal and state courts located in New York, New York in any action or proceeding arising hereunder and to service of process by certified mail, return receipt requested (which shall constitute "personal service").

                  (g) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

                  (h) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  (i) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                  (j) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (k) [Omitted]

                  (l) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  (m) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  (n) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed by their respective officers thereunto duly authorized as of day and year first above written.

                                 STEMCELLS, INC.

                                 By: /s/ Martin M. McGlynn
                                     ------------------------------------
                                      Name:  Martin M. McGlynn
                                      Title: President, Chief Executive Officer

       THE INITIAL INVESTOR:     MILLENNIUM PARTNERS, L.P.

                                 By: /s/ Terry Feeny
                                     ------------------------------------
                                      Name:  Terry Feeny
                                      Title: Chief Financial Officer

                                                                  EXHIBIT 1
                                                                      TO
                                                                  REGISTRATION
                                                                RIGHTS AGREEMENT

                              [Company Letterhead]

                                     [Date]

[TRANSFER AGENT'S NAME AND ADDRESS]

Ladies and Gentlemen:

         This letter shall serve as our irrevocable authorization and direction to you (1) to transfer or re-register the certificates for the shares of Common Stock, $.01 par value (the "Common Stock"), of STEMCELLS, INC., a Delaware corporation (the "Company"), represented by certificate numbers _______ and _______ for an aggregate of _______ shares (the "Outstanding Shares") of Common Stock presently registered in the name of [Name of Investors] upon surrender of such certificate(s) to you, notwithstanding the legend appearing on such certificates, and (2) to issue shares (the "Warrant Shares") of Common Stock to or upon the order of the holder from time to time on exercise of the Callable Warrant, Common Stock Purchase Warrants, Class A (collectively, the "Warrants") exercisable for Common Stock issued by the Company upon receipt by you of a subscription form from such holder in the form enclosed herewith. The transfer or re-registration of the certificates for the Outstanding Shares by you should be made at such time as you are requested to do so by the record holder of the Outstanding Shares. The certificate issued upon such transfer or re-registration should be registered in such name as requested by the holder of record of the certificate surrendered to you and should not bear any legend which would restrict the transfer of the shares represented thereby. In addition, you are hereby directed to remove any stop-transfer instruction relating to the Outstanding Shares. Certificates for the Warrant Shares should not bear any restrictive legend and should not be subject to any stop-transfer restriction.

         Contemporaneously with the delivery of this letter, the Company is delivering to you the following:

                  (a) a list showing the name and address of each holder of record of the Warrants and the date of issuance, Warrant number, and, in the case of the Callable Warrant, the initial fixed number of shares issuable upon exercise thereof;

                  (b) the form of subscription relating to the exercise of the Warrants; and

                  (c) an opinion of Iris Brest, Vice President and General Counsel of the Company, as to registration of the Outstanding Shares and the Warrant Shares for resale under the Securities Act of 1933, as amended.

         Should you have any questions concerning this matter, please contact me.

                                Very truly yours,

                                STEMCELLS, INC.

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

Enclosures
cc:      [Names of Investors]

                                                                   EXHIBIT 2
                                                                     TO
                                                                  REGISTRATION
                                                                RIGHTS AGREEMENT

                                                  [SEC Effective Date]


[Names and Addresses of Investors]





                                 STEMCELLS, INC.

                             SHARES OF COMMON STOCK

Ladies and Gentlemen:

         I am Vice President and General Counsel of STEMCELLS, INC., a Delaware corporation (the "Company"), and I understand that the Company has sold to [Names of Investors] (the "Holders") an aggregate of ________ shares (the "Common Shares") of the Company's Common Stock, $.01 par value (the "Common Stock"), and issued to the Holders a Callable Warrant, a Common Stock Purchase Warrant, Class A (collectively, the "Warrants"). The Common Shares were sold, and the Warrants were issued, to the Holders pursuant to a Subscription Agreement, dated as of June 21, 2001, by and between Millennium Partners, L.P. (the "Initial Investor") and the Company (the "Subscription Agreement"). Pursuant to the Registration Rights Agreement, dated as of June 21, 2001, by and between the Company and the Initial Investor (the "Registration Rights Agreement") entered into in connection with the purchase by the Initial Investor of the Common Shares, the Company agreed with each Holder, among other things, to register for resale (1) the Common Shares and (2) the shares (the "Warrant Shares") of Common Stock issuable upon exercise of the Warrants under the Securities Act of 1933, as amended (the "1933 Act"), upon the terms provided in the Registration Rights Agreement. The Common Shares and the Warrant Shares are referred to herein collectively as the "Shares." Pursuant to the Registration Rights Agreement, on _______, _____ the Company filed a Registration Statement on Form ___ (File No. __________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Shares, which names the Holders as selling stockholders thereunder.

         [Other introductory and scope of examination language to be inserted]

         Based on the foregoing, I am of the opinion that:

         (1) Since the Closing Date, the Company has timely filed with the SEC all forms, reports and other documents required to be filed with the SEC under the Securities 1934 Act of 1934, as amended (the "1934 Act"). All of such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act;

         (2) The Registration Statement and the Prospectus contained therein (other than the financial statements and financial schedules and other financial and statistical information contained or incorporated by reference therein, as to which I have not been requested to and do not express any opinion) comply as to form in all material respects with the applicable requirements of the 1933 Act and the rules and regulations promulgated thereunder; and

         (3) The Registration Statement has become effective under the 1933 Act, to the best of my knowledge after due inquiry, no stop order proceedings with respect thereto have been instituted or threatened by the SEC. The Shares have been registered under the 1933 Act and may be resold by the respective Holders pursuant to the Registration Statement.

         I have participated in the preparation of the Registration Statement and the Prospectus, including review and discussions with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and your representatives at which the contents of the Registration Statement and the Prospectus contained therein and related matters were discussed, and, although I am not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus contained therein, on the basis of the foregoing, nothing has come to my attention that leads me to believe either that the Registration Statement at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in the Registration Statement, as of its date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that I have not been requested to and do not express any view with respect to the financial statements and schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus contained therein).

         Paragraph (3) of this opinion may be relied upon by ____________, Transfer Agent and Registrar (the "Transfer Agent"), as if addressed to the Transfer Agent.

                                     Very truly yours,





cc:      [TRANSFER AGENT]